UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 7, 2007

Date of Report (Date of earliest event reported)

SONUS NETWORKS, INC.
(Exact Name of Registrant as Specified in its Charter)

DELAWARE	000-30229	04-3387074
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

7 TECHNOLOGY PARK DRIVE, WESTFORD, MASSACHUSETTS 01886
(Address of Principal Executive Offices) (Zip Code)

(978) 614-8100

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On August 7, 2007, Sonus Networks, Inc. (the “Registrant”) issued a press release reporting financial results for the quarter ended June 30, 2007. A copy of the press release is attached as Exhibit 99.1 hereto.

The information in this Item 2.02 and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02.  Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 7, 2007, Albert A. Notini resigned as the Registrant’s President and Chief Operating Officer effective August 10, 2007 and resigned from the Registrant’s Board of Directors effective August 7, 2007. The resignation was not due to a disagreement relating to the Registrant’s operation, policies or practices.

In connection with Mr. Notini’s resignation, the Registrant and Mr. Notini entered into a Separation of Employment Agreement dated August 7, 2007 (“Separation Agreement”). This Separation Agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K; the following summary of the Separation Agreement is qualified by reference to the Separation Agreement. Under the Separation Agreement, consistent with the terms of his Employment Agreement with the Registrant dated April 6, 2004, Mr. Notini will receive the following in connection with his separation from the Registrant:

•	a lump sum payment of $901,783.00 payable six (6) months and a day after Mr. Notini’s Separation Date;

•	premium payments for health benefits (medical, dental and vision) through eighteen (18) months from Mr. Notini’s Separation Date;

•	continued vesting of stock options for eighteen (18) months following Mr. Notini’s Separation Date; and

•	the ability to exercise vested stock options until the earlier of twenty-four (24) months from the Mr. Notini’s Separation Date or their original expiration date.

In addition, Mr. Notini and the Registrant have agreed to other customary terms regarding his termination of employment.

Hassan M. Ahmed, the Registrant’s Chief Executive Officer and Chairman, has been appointed President by the Board of Directors. Mr. Ahmed has been the Chief Executive Officer and a member of the Board of Directors of the Registrant since November 1998 and Chairman of the Board of Directors since April 2004. From November 1998 to April 2004, he also served as President.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

The following exhibit relating to Item 2.02 shall be deemed to be furnished, and not filed:

10.1	Separation of Employment Agreement between Sonus Networks, Inc. and Albert A. Notini dated August 7, 2007.

99.1	Press release of Sonus Networks, Inc. dated August 7, 2007 reporting financial results for the quarter ended June 30, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 7, 2007	Sonus Networks, Inc.

	By:	/s/ Ellen Richstone Ellen Richstone Chief Financial Officer

Exhibit Index

10.1	Separation of Employment Agreement between Sonus Networks, Inc. and Albert A. Notini dated August 7, 2007.

99.1	Press release of Sonus Networks, Inc. dated August 7, 2007 reporting financial results for the quarter ended June 30, 2007.